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                                   EXHIBIT 7.1

                             JOINT FILING AGREEMENT



         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated: September 16, 1999



                                    CHURCHILL ENVIRONMENTAL & INDUSTRIAL EQUITY
                                    PARTNERS, L.P., a Delaware limited
                                    partnership


                                    By Churchill Capital Environmental, L.L.C., a Delaware limited liability company


                                        Its General Partner


                                    By Churchill Capital, Inc.


                                        Its Managing Agent


                                            By: /s/   Kevin C. Dooley
                                               --------------------------------
                                               Name:  Kevin C. Dooley
                                               Title: Senior Vice President and
                                                      Legal Counsel


                                    CHURCHILL CAPITAL ENVIRONMENTAL, L.L.C.


                                    By Churchill Capital, Inc.


                                        Its Managing Agent


                                            By: /s/   Kevin C. Dooley
                                               --------------------------------
                                               Name:  Kevin C. Dooley
                                               Title: Senior Vice President and
                                                      Legal Counsel

                                    Churchill Capital, Inc.


                                            By:  /s/  Kevin C. Dooley
                                                -------------------------------
                                                Name:  Kevin C. Dooley
                                                Title: Senior Vice President and
                                                       Legal Counsel